EAGLE BANCORP, INC.

Sandler O'Neill + Partners
West Coast Financial Services Conference
March 5, 2013

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 17 current branches and 1 under development
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- 2nd largest bank by asset size headquartered and operating in the state of Maryland

Note: Financial data at December 31, 2012. Deposit market share data as of June 30, 2012.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Reached $2 billion in assets in 2010
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Completed $35 million "At the Market" offering and $10 million subscription offering – October, 2012
- Sixteen consecutive quarters of increasing Net Income through December, 2012

*1997, 2003 and 2009 subscription offerings were over subscribed

Summary Statistics – December 31, 2012

Total Assets:	**$3.4 billion**
Total Loans:	**$2.5 billion**
Total Deposits:	**$2.9 billion**
Tangible Common Equity:	**$289.6 million (1)**
Tangible Book Value per Common Share:	**$12.62 (1)**
Shares Outstanding:	**22,954,889**
SBLF Preferred: (1% Dividend Rate, until December, 2015)	**$56.6 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at close February 25, 2013):	**$503.7 million**
Insider Ownership:	**11%**
Institutional Ownership:	**50%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at December 31, 2012 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 49-51.

Attributes of EagleBank

- Driven by Profitability - 16 Consecutive Quarters of Increasing Earnings
- EPS Growth – 71.94% CAGR in Quarterly EPS over past 3 years
- Superior Net Interest Margin - 4.31%
- Balanced Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 11% Insider Ownership
- Exceptional Asset Quality Record - NPA's 1.06% of Total Assets
- Conservative Securities Portfolio - Average Life 3.8 Years
- Proven Ability to Execute Acquisitions

EagleBank Locations



Loudoun County
Reston *
Tyson's Corner
Fairfax County
Merrifield
Montgomery County
Bethesda *
Washington, DC
Prince George's County
Arlington
Alexandria
I-270
I-95
I-495
I-66
US 50
N
0
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Branch Locations	
Maryland	**7**
Washington, DC	**5**
Virginia	**5**
	17
In-Process	**1**
Total	**18**

*** Regional Headquarters**

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(Dollar Values in Thousands)

Rank	2011 Local Rank	2012 Local Rank	Ticker	Company Name	Headquarters City	State	Branches In List	June 30,2011 Balance	June 30,2012 Balance	Annual Growth	2012 Market Share
1			COF	Capital One	McLean	VA	205	$ 22,912,447	$ 28,769,547	25.6%	18.54%
2			WFC	Wells Fargo & Co	San Francisco	CA	156	20,546,230	21,759,647	5.9%	14.03%
3			BAC	Bank of America	Charlotte	NC	176	19,618,166	20,233,958	3.1%	13.04%
4			STI	SunTrust	Atlanta	GA	181	15,742,928	16,418,512	4.3%	10.58%
5			BBT	BB&T Corp	Winston-Salem	NC	182	12,451,624	13,146,952	5.6%	8.47%
6			PNC	PNC Bank	Pittsburgh	PA	193	8,710,097	10,167,234	16.7%	6.55%
7			C	Citibank	New York	NY	41	5,167,785	5,523,739	6.9%	3.56%
8			MTB	M&T Bank Corp	Buffalo	NY	80	3,497,780	3,853,571	10.2%	2.48%
9				HSBC Bank	London		13	3,177,541	3,293,985	3.7%	2.12%
10	**3**	**1**	**EGBN**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**16**	**1,945,600**	**2,516,621**	**29.3%**	**1.62%**
11				Toronto Dominion Bank	Toronto		40	1,804,301	2,295,141	27.2%	1.48%
12	1	2	VCBI	Virginia Commerce Bank	Arlington	VA	29	2,260,505	2,264,465	0.2%	1.46%
13			UBSI	United Bank	Parkersburg	WV	34	2,210,349	2,191,909	-0.8%	1.41%
14	2	3	SASR	Sandy Spring Bank	Olney	MD	35	2,088,192	2,172,449	4.0%	1.40%
15	4	4	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	25	1,895,508	2,077,403	9.6%	1.34%
16	5	5	CFNL	Cardinal Financial Corp	McLean	VA	27	1,463,291	2,043,401	39.6%	1.32%
17	6	6	MBRG	Middleburg Financial Corp	Middleburg	VA	9	892,825	947,574	6.1%	0.61%
18	11	7	ANCX	Access National Corp	Reston	VA	5	507,922	686,155	35.1%	0.44%
19				Acacia Federal Savings Bank	Falls Church	VA	1	704,939	658,928	-6.5%	0.42%
20	14	8	VGBK	Virginia Heritage Bank	Tysons Corner	VA	5	439,245	616,311	40.3%	0.40%
21	7	9	UBSH	Union First Market Bank	Bowling Green	VA	19	579,665	604,100	4.2%	0.39%
22	15	10		Bank of Georgetown	Washington	DC	9	417,609	596,797	42.9%	0.38%
23	8	11	OLBK	Old Line Bank	Greenbelt	MD	14	519,427	589,290	13.5%	0.38%
24	12	12	TCFC	Community Bank of Tri-County	Waldorf	MD	7	493,973	539,439	9.2%	0.35%
25	9	13	FBSS	Fauquier Bank	Warrenton	VA	10	519,011	500,326	-3.6%	0.32%
				All Others			245	10,019,204	10,678,413	6.6%	6.88%
					Total		**1,757**	**$ 140,586,164**	**$155,145,867**	**10.4%**	**100%**

79%

Market growth rate 10.4% EGBN growth rate 29.3%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2012

Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended)	EGBN 12/31/2010	EGBN 12/31/2011	EGBN 12/31/2012	Regional Peers (1) 12/31/2012
Net Interest Margin (2)	4.18%	4.16%	**4.31%**	3.56%
Efficiency Ratio	53.98%	56.97%	**49.82%**	68.31%
Non-Interest Income/Total Revenue	14.73%	12.02%	**14.85%**	26.49%
NPAs + 90 Days Past Due/Total Assets (2)	1.53%	1.27%	**1.06%**	3.18%
NPLs + 90 Days Past Due/Total Loans	1.51%	1.59%	**1.23%**	4.12%
Allowance Loan Losses/Gross Loans	1.48%	1.44%	**1.50%**	1.86%
Coverage Ratio	97.89%	90.42%	**122.19%**	45.15%
Net Charge-Offs	0.26%	0.34%	**0.37%**	0.90%
Tangible Common Equity/Tangible Assets (2)	8.53%	7.29%	**8.50%**	8.10%
Return on Average Assets (2)	0.96%	0.91%	**1.25%**	0.21%
Return on Average Equity	10.21%	13.40%	**13.95%**	(1.17%)
Earnings Per Share (Annual)	$0.77	$1.14	**$1.61**	N/A

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. (2) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 49-51.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers
Loan Growth (December 31, 2011 - December 31, 2012)		
▪ Commercial & Industrial	13.8%	(0.2%)
▪ Commercial Real Estate	20.4%	6.0%
▪ Construction & Development	30.9%	2.3%
▪ Total Loans	21.2%	6.4%
Deposit Growth (December 31, 2011 - December 31, 2012)		
▪ Demand Deposits	28.0%	28.6%
▪ Money Market Accounts	28.7%	16.4%
▪ Certificates of Deposit	(5.0%)	(5.6%)
▪ Total Deposits	21.1%	8.5%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Virginia Commerce Bank.
Source: SNL Financial

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 32.1%
Peer CAGR: 5.8%[1]
07Q4 08Q1 08Q2 08Q3 (3) 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 (2) 11Q4 12Q1 12Q2 12Q3 12Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit." (3) F&T Acquisition closed in Q3, 2008.
Source: SNL Financial

Growth in Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
$20,472
EGBN CAGR: 35.6%
Peer CAGR: 4.2%
Millions of Dollars
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008.

Source: SNL Financial

Contribution from Non-Interest Income



Net Interest Income
Gain on Sale of Loans
Other Non-Interest Income
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Millions of Dollars
07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$10,198
EGBN Net Income CAGR: 34.9%
Peer CAGR: 5.0%[1]
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands) County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 203,956	$ 75,079	$ 2,995	$ 223,385	$ 75,484	$ 20,519	$ 15,709	$ 64,779	$ 3,105	$ 685,011	27.5%
Prince George's	32,835	26,582	8,698	120,758	4,042	3,665	1,911	1,789	100	200,380	8.0%
Other MD	25,929	23,964	3,974	103,582	54,560	53,234	4,474	6,270	253	276,240	11.1%
Washington, DC	$ 153,645	$112,616	$ 9,096	$ 305,708	$158,993	$ 13,721	$ 25,943	$ 19,881	$ 316	$ 799,919	32.1%
Virginia											
Alexandria	10,557	10,947	-	18,676	11,538	-	1,720	1,573	35	55,046	2.2%
Arlington	13,341	559	-	8,803	30,682	-	2,385	2,845	55	58,670	2.4%
Fairfax	$ 63,846	$ 14,887	$ 3,190	$ 71,563	$ 6,097	$ 2,546	$ 4,475	$ 4,455	$ 229	$ 171,288	6.9%
Loudoun	8,470	530	-	8,673	3,669	635	-	1,527	-	23,504	0.9%
Prince William	2,755	1,176	855	4,483	2,500	5,218	621	566	32	18,206	0.7%
Other VA	8,916	9,369	-	20,419	27,484	31,152	224	1,381	35	98,980	4.0%
Other USA	$ 20,820	$ 22,148	$ -	$ 28,588	$ 18,369	$ 9,614	$ 4,409	$ 1,778	$ 125	$ 105,851	4.2%
Total	$ 545,070	$297,857	$ 28,808	$ 914,638	$393,418	$140,304	$ 61,871	$106,844	$ 4,285	$2,493,095	100.0%
% of Total	21.9%	11.9%	1.2%	36.6%	15.8%	5.6%	2.5%	4.3%	0.2%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At December 31, 2012

Credit Quality Trends

(Dollars Values in Thousands)

	As of Mar 2011	As of Jun 2011	As of Sep 2011	As of Dec 2011	As of Mar 2012	As of Jun 2012	As of Sep 2012	As of Dec 2012
30-89 Days Past Due	$ 25,744	$ 25,727	$ 32,398	$ 28,131	$ 23,366	$ 32,079	$ 41,807	$ 19,927
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ 804	$ -	$ -	$ -	$ -	$ -
Nonaccrual	31,888	29,931	30,548	32,712	36,714	32,876	32,423	30,684
Restructured Loans	1,289	1,289	82	82	-	-	-	-
Total Nonperforming Loans (NPLs)	$ 33,177	$ 31,220	$ 31,434	$ 32,794	$ 36,714	$ 32,876	$ 32,423	$ 30,684
Other Real Estate Owned (OREO)	3,529	3,434	2,941	3,225	3,014	4,438	4,923	5,299
Total Nonperforming Assets	$36,706	$34,654	$34,375	$36,019	$39,728	$37,314	$37,346	$35,983
NPAs + 90 Days Past Due/Assets (1)	1.68%	1.47%	1.07%	1.27%	1.41%	1.26%	1.25%	1.06%
Reserves	$ 25,582	$ 27,475	$ 28,599	$ 29,653	$ 31,875	$ 34,079	$ 35,582	$ 37,492
Reserves/Loans	1.43%	1.41%	1.41%	1.44%	1.46%	1.47%	1.48%	1.50%
Reserves/NPLs (Coverage Ratio)	77.11%	88.00%	90.98%	90.42%	86.82%	103.66%	109.74%	122.19%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.30%	0.28%	0.36%	0.34%	0.34%	0.40%	0.36%	0.37%

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 49-51.

Consistent Asset Quality

Total Loans



$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Total Loans ($)
NPA's (%)
Charge Offs (%)

	Loan Growth (000's)	NPAs	Average Charge-Offs
2008	$ 548,963	1.76%	0.12%
2009	$ 133,671	1.50%	0.42%
2010	$ 276,189	1.53%	0.35%
2011	$ 380,756	1.27%	0.32%
2012	$ 436,839	1.06%	0.37%

Net Charge Off History
Experience 2010-2012

Loan Type	EGBN 2 Yr Avg	EGBN 3 Yr Avg	Peers 3 Yr Avg
Income Producing CRE	0.07%	0.09%	0.32%
Owner Occupied CRE	0.07%	0.08%	0.21%
Construction & Land	0.43%	0.48%	2.97%
Commercial & Industrial	0.77%	0.73%	1.09%

* Impact of F&T Acquisition

Source: Peer data from Uniform Bank Performance Report

Balanced Loan and Deposit Growth



$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
(1)
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit"

Deposit Composition

(Dollar Values in Thousands)	As of December 31, 2011		As of September 30, 2012		As of December 31, 2012		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing	$ 688,506	28.8%	$ 796,654	31.7%	$ 881,390	30.4%	28.0%
Interest Bearing Transaction	80,105	3.3%	112,901	4.5%	113,813	3.9%	42.1%
Core Savings & Money Market *	1,015,799	42.5%	979,186	38.9%	1,160,713	40.1%	14.3%
Core CD's *	344,367	14.4%	280,788	11.2%	267,130	9.2%	(22.4%)
Wholesale Money Market	52,571	2.2%	201,708	8.0%	214,156	7.4%	307.4%
Wholesale CD's	210,747	8.8%	143,752	5.7%	260,020	9.0%	23.4%
Total Deposits	$ 2,392,095	100%	$ 2,514,989	100%	$ 2,897,222	100%	21.1%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Recent growth in Wholesale Deposits to achieve favorable cost of funds, not a strategy to replace growth in core deposits

* Core deposits include CDAR's and ICS reciprocal deposits.

Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
F&T closed August 31, 2008
4.31%
3.56%
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial

Capital Strength

(Dollars Values in Thousands)

	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total Assets	$ 3,219,746	$ 2,831,255	$ 2,815,549	$ 2,962,897	$ 2,976,188	$ 3,409,441
Total Capital	$ 258,462	$ 266,711	$ 276,008	$ 290,270	$ 324,399	$ 349,976
Tier 1 Leverage Ratio	9.61%	8.21%	9.33%	9.63%	10.36%	10.44%
Tier 1 Risk Based Capital Ratio	10.49%	10.33%	10.08%	10.02%	10.76%	10.80%
Total Risk Based Capital Ratio	12.11%	11.84%	11.59%	11.53%	12.24%	12.19%
Tangible Common Equity Ratio (2)	7.61%	7.29%	7.66%	7.76%	8.88%	8.50%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 49-51 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- ***2012 "Top Investment Idea" Recommendation***
- ***2011 "Sm-All Stars" Designation***

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- ***Designated as a "Grower" Bank 2012***
- ***Honor Roll of Community Banks 2010 & 2011***

SNL

- ***Ranked 39th among Best Performing Community Banks in the U.S. 2011***

AMERICAN BANKER

- ***Top 150 banks in the Country for C&I Loan Activity and Efficiency Ratio in 2011***

STIFEL NICOLAUS

- ***One of 23 community banks cited in 2011 for stock rated as a <u>BUY</u>***

Highly Regarded by Bank Rating Firms

FIRM	RATING
IDC *Analyze the Future*	273/300
VERIBANC Information with Integrity	Green - *
BAUERFINANCIAL, INC	★★★★★

Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 2.9 Million
  - 34,300 new jobs created in last year
  - Average annual job creation is 29,100 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.0% vs. US average of 7.8%
- Gross Regional Product (GRP) — $436 Billion
  - 5th largest regional economy in the U.S.
  - 25.2% growth in GRP over the last 8 years
  - Federal Government Spending is 39.0% of GRP

Source: Greater Washington Initiative 2011 Regional Report, Center for Regional Analysis, George Mason University

Washington Metropolitan Area Primary Sub-Markets

County / City	Population (Actual)	Total Employment	Number of Businesses
Washington, DC	606,719	568,758	34,245
Montgomery, Maryland	980,082	446,636	34,533
Anne Arundel, Maryland	540,836	214,336	19,063
Prince George's, Maryland	865,486	328,314	24,422
Howard, Maryland	291,019	128,897	10,714
Frederick, Maryland	234,896	96,979	8,362
Charles, Maryland	148,269	43,624	4,531
Saint Mary's, Maryland	106,479	32,455	3,057
Calvert, Maryland	89,389	24,581	2,843
Fairfax, Virginia	1,090,645	434,638	34,722
Arlington, Virginia	211,313	99,372	7,354
Alexandria (City), Virginia	141,749	70,976	6,743
Loudoun, Virginia	321,933	100,776	10,116
Prince William, Virginia	409,654	100,438	10,113
Fauquier, Virginia	65,705	19,455	2,630
Stafford, Virginia	129,606	30,845	2,923
Spotsylvania, Virginia	123,052	30,286	3,112


LOUDOUN COUNTY
FAUQUIER COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
WASHINGTON, DC
PRINCE WILLIAM COUNTY
STAFFORD COUNTY
SPOTSYLVANIA COUNTY
BALTIMORE

Source: SNL Financial, Greater Washington Initiative

Unemployment Rate- Largest US Markets
November, 2012


%
12
10
8
6
4
2
0
5.0%
US
7.8%
Washington
Minneapolis
Boston
Dallas
Houston
Phoenix
Seattle
SF-Oakland
Miami
Atlanta
Philadelphia
Chicago
New York
Los Angeles
Detroit

Source: BLS, NOT Seasonally Adjusted

Average Sales Price Percent Change Washington MSA
All Housing Types



Annual Change
Annual Change by Month
2008
2009
2010
2011
2012
%
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov

Greater Washington Economy

Total Federal Spending = 39% of GRP


Other Federal
17.9%
International
3.9%
Hospitality
2.0%
Associations
2.0%
Non-Local Business
9.1%
Other
8.2%
Local Business
35.7%
Federal Procurement
21.1%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

Key Success Factors

- Building and maintaining core relationships
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Limited Individual Authority
  - Periodic Loan and Portfolio Stress Testing
  - Asset Based Lending – Cash Flow Monitoring
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Five capital raising events since August, 2008
  - 16 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Addition of Strong, Seasoned Senior Lenders with local market knowledge and experience
  - Team Building
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, average turnover rate over the last 3 years of 4.4% compared to peers of 12.0%

Looking Ahead

- Capitalize on investment in Northern Virginia market
- Emphasis on Organic Growth
  - Hire seasoned lenders and business development officers
  - Expand customer base
  - Focus on relationships to increase deposit penetration and multiple product usage
- Profitability
  - Continued focus on Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Continued emphasis on credit quality
- Grow noninterest income components of revenue

EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**33.7%**	**84.1%**	**92.7%**
NASDAQ Bank Stock Index	13.1%	12.1%	-24.8%
S & P 500 Index	8.9%	34.9%	8.5%

Source: SNL Financial, Bloomberg, Chart and calculations as of close, February 25, 2013

Appendices

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	December 31, 2012 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	47,606	1,477	1	49,082	16.4%
Mortgage Backed Securites - GSEs	170,649	2,730	296	173,083	58.7%
Municipal Bonds	72,050	5,314	51	77,313	24.8%
Other Equity Investments	407	-	65	342	0.1%
Total Securities	$ 290,712	$ 9,521	$ 413	$ 299,820	100.0%

Security Type	September 30, 2012 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	44,718	1,545	-	46,263	15.6%
Mortgage Backed Securites - GSEs	168,439	3,240	305	171,374	58.9%
Municipal Bonds	72,755	5,646	30	78,371	25.4%
Other Equity Investments	407	-	52	355	0.1%
Total Securities	$ 286,319	$ 10,431	$ 387	$ 296,363	100.0%

Security Type	December 31, 2011 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	102,283	1,547	77	103,753	33.5%
Mortgage Backed Securites - GSEs	145,451	2,767	240	147,978	47.6%
Municipal Bonds	57,548	4,227	2	61,773	18.8%
Other Equity Investments	404	-	97	307	0.1%
Total Securities	$ 305,686	$ 8,541	$ 416	$ 313,811	100.0%

- Portfolio has $9.1 million of net unrealized gains at December 31, 2012
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.8 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Loan Portfolio Trends

(Dollar Values in Thousands)	As of December 31, 2011		As of September 30, 2012		As of December 31, 2012		Annual Growth Rate
Loan Type							
	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Commercial and Industrial	$ 478,886	23.3%	$ 534,133	22.3%	$ 545,070	21.9%	13.8%
Owner Occupied	250,174	12.2%	306,148	12.8%	297,857	11.9%	19.1%
Owner Occupied-Const.	34,497	1.7%	14,739	0.6%	28,808	1.2%	(16.5%)
Income Producing	756,645	36.8%	942,770	39.3%	914,638	36.6%	20.9%
Construction	267,734	13.0%	301,853	12.6%	393,418	15.8%	46.9%
Land	127,438	6.2%	136,101	5.7%	140,304	5.6%	10.1%
Residential Mortgage	39,552	1.9%	57,952	2.4%	61,871	2.5%	56.4%
Home Equity	97,103	4.7%	98,930	4.1%	106,844	4.3%	10.0%
Other Consumer	4,227	0.2%	5,043	0.2%	4,285	0.2%	1.4%
Total Loans	$ 2,056,256	100.0%	$ 2,397,669	100.0%	$ 2,493,095	100.0%	21.2%

Loan Portfolio Composition

Loan Portfolio by Type


Residential Mortgage 2.5%
Home Equity 4.3%
Other Consumer 0.2%
Land 5.6%
C&I 21.9%
CRE Construction 15.8%
Owner Occupied Const. 1.2%
Owner Occupied CRE 11.9%
Income Producing CRE 36.7%

Loan Portfolio by Location


Prince William 0.7%
Other VA 4.0%
Other USA 4.2%
Loudoun 0.9%
Montgomery 27.5%
Fairfax 6.9%
Arlington 2.4%
Alexandria 2.2%
Prince George's 8.0%
Washington DC 32.1%
Other MD 11.1%

Total Gross Loans: $2.5 Billion

Note: At December 31, 2012

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Storage 2.6%
Unsecured 0.0%
Apt to Condo Conversion 3.3%
Gas Station 1.5%
Special Use 2.8%
Hotel/Motel 6.4%
Industrial 2.0%
Marketable Securities 0.3%
Single & 1-4 Family 20.7%
Mixed Use - Predom Com'l 10.3%
Retail - Single Tenant 0.2%
Mixed Use - Predom Resid 7.4%
Retail - 4+ Tenant/Strip Ctr. 6.8%
Residential Condo 6.1%
Mixed Use - Predom Retail 2.2%
Other Assignment 1.3%
Multifamily 9.4%
Office 16.6%

Total: $393.4 Million

Income Producing CRE by Type



Multifamily 10.9%
Unsecured 0.2%
Industrial 5.1%
Assign. RE Sec. Note 5.4%
Apt to Condo Conversion 0.1%
Assign. Ground Lease 1.1%
UCC-1 Blanket Lien 0.1%
Assign. Partnership Interests 3.1%
Storage 0.8%
Assign. Contracts 0.0%
Special Use 0.1%
Assign. Rents & Leases 0.0%
Cash 0.2%
Single & 1-4 Family 7.1%
Church 0.6%
Hotel/Motel 4.1%
Retail Condo 1.1%
Education 1.1%
Retail - Single Tenant 2.8%
Gas Station 1.1%
Healthcare 1.1%
Retail - 4+ Tenant/Strip Ctr. 8.3%
Land 8.6%
Leasehold DOT 1.1%
Retail - 2/3 Tenant 4.0%
Marketable Securities 0.0%
Restaurant 0.2%
Farmland 0.1%
Residential Condo 2.5%
Mixed Use - Predom Com'l 3.6%
Other Assignment 0.7%
Mixed Use - Predom Resid 2.5%
Office Condo 0.6%
Mixed Use - Predom Retail 1.2%
Office 19.5%

Total: $914.6 Million

Note: At December 31, 2012

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	12/31/2011		12/31/2012	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 10,330	0.5%	$ 4,322	0.2%
2000 - Excellent	128,764	6.3%	210,855	8.5%
3000 - Good	813,161	39.4%	943,499	37.8%
4000 - Acceptable	706,703	34.4%	846,201	33.9%
5000 - Acceptable with Risk	287,059	14.0%	338,674	13.6%
6000 - Watch	29,837	1.5%	40,808	1.6%
7000 - Special Mention	25,282	1.2%	36,380	1.5%
8000 - Substandard	55,083	2.7%	72,349	2.9%
9000 - Doubtful	37	0.0%	7	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 2,056,256	**100.0%**	**$ 2,493,095**	**100.0%**



8000 - Substandard 2.9%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
1000 - Prime 0.2%
2000 - Excellent 8.5%
7000 - Special Mention 1.5%
6000 - Watch 1.6%
5000 - Acceptable with Risk 13.6%
3000 - Good 37.8%
4000 - Acceptable 33.9%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 1,582	$ 206	$ -	$ -	$ 117	$ -	$ -	$ 131	$ -	$ 2,036	$ 2,200	$ 4,236
Prince George's	20	266	-	1,265	-	1,208	148	299	-	3,206	350	3,556
Other MD	626	1,195	-	182	-	575	-	-	1	2,579	605	3,184
Washington DC	1,484	-	-	633	7,134	-	-	33	-	9,284	1,894	11,178
Virginia												
Alexandria	15	-	-	-	-	-	-	-	-	15	-	15
Arlington	45	-	-	-	-	-	-	-	-	45	-	45
Fairfax	242	-	-	-	-	-	-	-	-	242	-	242
Loudoun	418	-	-	-	1,284	-	-	50	-	1,752	-	1,752
Prince William	-	-	-	-	-	-	327	-	-	327	-	327
Other VA	116	911	-	-	1,048	619	224	-	33	2,951	250	3,201
Other USA	251	-	-	1,378	6,609	-	-	-	9	8,247	-	8,247
Total	$ 4,799	$ 2,578	$ -	$ 3,458	$ 16,192	$ 2,402	$ 699	$ 513	$ 43	$ 30,684	$ 5,299	$ 35,983

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At December 31, 2012

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	25	15
Robert P. Pincus	Vice Chairman	40	4
Michael T. Flynn	EVP & COO - Eagle Bancorp	42	9
Susan G. Riel	Sr. EVP & COO - EagleBank	37	15
Thomas D. Murphy	President - Community Banking - EagleBank	40	15
Janice L. Williams	EVP & Chief Credit Officer	19	10
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	28	1
Virginia N. Heine	EVP & Chief C&I Lending Officer	29	1
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	42	8
Laurence E. Bensignor	EVP & General Counsel	3	3

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

Janice L. Williams, Esquire, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2008	2009	2010	2011	2012	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$29,837	$117,687	$58,114	$232,411	$339,334	75.9%	46.0%
Securities Available for Sale	169,079	245,644	237,576	324,053	310,514	28.9%	(4.2%)
Total Cash and Securities	198,916	363,331	295,690	556,464	649,848	43.4%	16.8%
Gross Loans HFI	1,265,640	1,399,310	1,675,500	2,056,256	2,493,095	28.3%	21.2%
Loan Loss Reserves	18,403	20,619	24,754	29,653	37,492	36.1%	26.4%
Loans Held for Sale	2,718	1,550	80,571	176,826	226,923	153.3%	28.3%
Total Net Loans	1,249,955	1,380,241	1,731,317	2,203,429	2,682,526	30.4%	21.7%
Real Estate Owned	909	5,106	6,701	3,225	5,299	100.0%	64.3%
Total Intangibles	2,348	4,240	4,035	3,966	3,642	100.0%	(8.2%)
Total Servicing Rights	185	139	153	179	143	(9.5%)	(20.1%)
Other Assets	44,514	52,447	51,474	63,992	67,983	19.3%	6.2%
Total Assets	$1,496,827	$1,805,504	$2,089,370	$2,831,255	$3,409,441	32.1%	20.4%
Liabilities							
Deposits	$1,129,380	$1,460,274	$1,726,798	$2,392,095	$2,897,222	35.6%	21.1%
FHLB Borrowings	105,000	50,000	40,000	40,000	30,000	(10.4%)	(25.0%)
Repurchase Agreements	98,802	90,790	97,584	103,362	101,338	5.8%	(2.0%)
Subordinated Debt	12,150	9,300	9,300	9,300	9,300	100.0%	0.0%
Other Liabilities	9,124	6,819	10,972	19,787	21,605	29.7%	9.2%
Total Liabilities	1,354,456	1,617,183	1,884,654	2,564,544	3,059,465	31.9%	19.3%
Equity							
Preferred Equity	36,312	22,612	22,582	56,600	56,600	100.0%	0.0%
Common Equity	103,707	163,376	180,076	205,236	287,911	29.0%	40.3%
Net Unrealized Gain	2,352	2,333	2,058	4,875	5,465	56.4%	12.1%
Total Equity	142,371	188,321	204,716	266,711	349,976	33.9%	31.2%
Total Liabilities and Equity	$1,496,827	$1,805,504	$2,089,370	$2,831,255	$3,409,441	32.1%	20.4%
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	84.55	77.50	80.19	72.63	73.12		
Loans/Deposits	112.07	95.83	97.03	85.96	86.05		
Reserves/Loans	1.45	1.47	1.48	1.44	1.50		
Annualized Growth Rates (%)							
Asset Growth Rate	76.85	20.62	15.72	35.51	20.42		
Gross Loans HFI	76.60	10.56	19.74	22.72	21.24		
Deposit Growth Rate	79.00	29.30	18.25	38.53	21.12		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Growth Rate 4Q2012 vs 4Q2011	Growth Rate 4Q2012 vs 3Q2012
Assets										
Cash and Equivalents (1)	$107,165	$87,107	$746,850	$232,411	$142,154	$149,491	$57,705	$339,334	46.0%	488.0%
Securities Available for Sale	238,913	259,768	301,687	324,053	356,395	349,883	308,394	310,514	(4.2%)	0.7%
Total Cash and Securities	346,078	346,875	1,048,537	556,464	498,549	499,374	366,099	649,848	16.8%	77.5%
Gross Loans HFI	1,790,084	1,948,476	2,029,645	2,056,256	2,186,940	2,319,237	2,397,669	2,493,095	21.2%	4.0%
Loan Loss Reserves	25,582	27,475	28,599	29,653	31,875	34,079	35,582	37,492	26.4%	5.4%
Loans Held for Sale	12,459	25,489	107,907	176,826	87,496	102,767	171,241	226,923	28.3%	32.5%
Total Net Loans	1,776,961	1,946,490	2,108,953	2,203,429	2,242,561	2,387,925	2,533,328	2,682,526	21.7%	5.9%
Real Estate Owned	3,529	3,434	2,941	3,225	3,014	4,438	4,923	5,299	64.3%	7.6%
Total Intangibles	4,186	4,070	4,039	3,966	3,893	3,820	3,743	3,642	(8.2%)	(2.7%)
Total Servicing Rights	144	-	115	179	173	158	152	143	(20.1%)	(5.9%)
Other Assets	55,370	52,847	55,161	63,992	67,359	67,182	67,943	67,983	6.2%	0.1%
Total Assets	$2,186,268	$2,353,716	$3,219,746	$2,831,255	$2,815,549	$2,962,897	$2,976,188	$3,409,441	20.4%	14.6%
Liabilities										
Deposits (1)	$1,826,880	$1,940,834	$2,747,349	$2,392,095	$2,368,235	$2,514,011	$2,514,989	$2,897,222	21.1%	15.2%
FHLB Borrowings	40,000	40,000	40,000	40,000	40,000	40,000	40,000	30,000	(25.0%)	(25.0%)
Repurchase Agreements	89,753	136,897	147,671	103,362	111,580	97,704	75,368	101,338	(2.0%)	34.5%
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	10,216	9,658	16,963	19,787	10,426	11,612	12,132	21,605	9.2%	78.1%
Total Liabilities	1,976,149	2,136,689	2,961,283	2,564,544	2,539,541	2,672,627	2,651,789	3,059,465	19.3%	15.4%
Equity										
Preferred Equity	22,629	23,235	56,600	56,600	56,600	56,600	56,600	56,600	0.0%	0.0%
Common Equity	185,195	190,577	197,479	205,236	214,511	228,277	261,773	287,911	40.3%	10.0%
Net Unrealized Gain	2,295	3,215	4,384	4,875	4,897	5,393	6,026	5,465	12.1%	(9.3%)
Total Equity	210,119	217,027	258,463	266,711	276,008	290,270	324,399	349,976	31.2%	7.9%
Total Liabilities and Equity	$2,186,268	$2,353,716	$3,219,746	$2,831,255	$2,815,549	$2,962,897	$2,976,188	$3,409,441	20.4%	14.6%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	81.88	82.78	63.04	72.63	77.67	78.28	80.56	73.12		
Loans/ Deposits	97.99	100.39	73.88	85.96	92.34	92.25	95.34	86.05		
Reserves/ Loans	1.43	1.41	1.41	1.44	1.46	1.47	1.48	1.50		
Annualized Growth Rates (%)										
Asset Growth Rate	18.55	25.30	71.95	35.51	(2.22)	9.30	6.81	20.42		
Gross Loans HFI	27.36	32.58	28.11	22.72	25.42	25.58	22.08	21.24		
Deposit Growth Rate	23.18	24.79	78.60	38.53	(3.99)	10.19	6.83	21.12		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 49-51.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2008	2009	2010	2011	2012	1 Year Growth Rate
Total Interest Income	$ 65,657	$ 84,338	$ 96,658	$ 119,124	$ 141,943	19.2%
Total Interest Expense	23,676	24,809	19,832	20,077	14,414	(28.2%)
Net Interest Income	41,981	59,529	76,826	99,047	127,529	28.8%
Loan Loss Provision	3,979	7,669	9,308	10,983	16,190	47.4%
Service Charges on Deposits	2,059	2,898	3,068	3,318	3,937	18.7%
Gain/Loss on Sale of Loans	426	1,054	2,836	6,057	13,942	130.2%
Gain/Loss on Sale of Securities	2	1,538	1,330	1,445	161	(88.9%)
BOLI Revenue	466	463	430	401	392	(2.2%)
Other Noninterest Income	1,413	1,344	1,578	2,280	2,932	28.6%
Total Noninterest Income	4,366	7,297	9,242	13,501	21,364	58.2%
Salaries and Employee Benefits	16,728	20,889	25,511	34,518	43,684	26.6%
Premises and Equipment Expenses	5,424	7,343	8,460	8,371	10,218	22.1%
Marketing and Advertising	1,054	1,099	1,058	1,626	1,759	8.2%
Data Processing	1,622	2,356	2,629	3,554	4,415	24.2%
Legal, Accounting and Professional Fees	1,054	2,731	2,987	3,974	4,253	7.0%
FDIC Insurance	642	2,743	2,692	2,195	2,089	(4.8%)
Other Noninterest Expenses	4,293	5,612	7,668	9,038	10,113	11.9%
Total Noninterest Expense	30,817	42,773	51,005	63,276	76,531	20.9%
Net Income Before taxes	11,551	16,384	25,755	38,289	56,172	46.7%
Income taxes	4,123	5,965	9,098	13,731	20,883	52.1%
Net Income	7,428	10,419	16,657	24,558	35,289	43.7%
Preferred Dividends	177	2,307	1,299	1,511	566	(62.5%)
Net Income Available to Common	$ 7,251	$ 8,112	$ 15,358	$ 23,047	$ 34,723	50.7%
Earnings per Share - Diluted	$ 0.62	$ 0.55	$ 0.77	$ 1.14	$ 1.61	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Growth Rate 4Q2012 vs 4Q2011	Growth Rate 4Q2012 vs 3Q2012
Total Interest Income	$ 26,296	$ 28,996	$ 30,741	$ 33,091	$ 32,568	$ 34,575	$ 36,636	$ 38,164	15.3%	4.2%
Total Interest Expense	4,790	5,102	5,365	4,820	4,098	3,561	3,328	3,427	(28.9%)	3.0%
Net Interest Income	21,506	23,894	25,376	28,271	28,470	31,014	33,308	34,737	22.9%	4.3%
Loan Loss Provision	2,116	3,215	2,887	2,765	3,970	4,444	3,638	4,139	49.7%	13.8%
Service Charges on Deposits	749	672	880	1,017	979	935	988	1,035	1.8%	4.8%
Gain/Loss on Sale of Loans	1,701	1,106	1,065	2,185	4,139	2,584	3,144	4,075	86.5%	29.6%
Gain/Loss on Sale of Securities	-	591	854	-	153	148	(65)	(75)		15.4%
BOLI Revenue	101	100	100	100	97	97	100	98	(2.0%)	(2.0%)
Other Noninterest Income	382	724	612	562	644	677	684	927	64.9%	35.5%
Total Noninterest Income	2,933	3,193	3,511	3,864	6,012	4,441	4,851	6,060	56.8%	24.9%
Salaries and Employee Benefits	7,311	7,761	9,263	10,183	10,424	10,289	10,807	12,164	19.5%	12.6%
Premises and Equipment Expenses	1,991	2,052	1,939	2,389	2,510	2,469	2,562	2,677	12.1%	4.5%
Marketing and Advertising	234	747	234	411	286	557	497	419	1.9%	(15.7%)
Data Processing	689	912	876	1,077	1,256	951	1,066	1,142	6.0%	7.1%
Legal, Accounting and Professional Fees	1,136	1,003	731	1,104	1,101	1,141	1,073	938	(15.0%)	(12.6%)
FDIC Insurance	743	600	285	567	489	579	485	536	(5.5%)	10.5%
Other Noninterest Expenses	2,209	1,858	2,395	2,576	2,496	2,550	2,617	2,449	(4.9%)	(6.4%)
Total Noninterest Expense	14,313	14,933	15,723	18,307	18,562	18,536	19,107	20,325	11.0%	6.4%
Net Income Before taxes	8,010	8,939	10,277	11,063	11,950	12,475	15,414	16,333	47.6%	6.0%
Income taxes	2,874	3,185	3,783	3,889	4,317	4,693	5,739	6,135	57.8%	6.9%
Net Income	5,136	5,754	6,494	7,174	7,633	7,782	9,675	10,198	42.2%	5.4%
Preferred Dividends	320	883	166	142	141	140	142	141	(0.7%)	(0.7%)
Net Income Available to Common	$ 4,816	$ 4,871	$ 6,328	$ 7,032	$ 7,492	$ 7,642	$ 9,533	$ 10,057	43.0%	5.5%
Earnings per Share - Diluted	$ 0.24	$ 0.24	$ 0.31	$ 0.35	$ 0.36	$ 0.37	$ 0.44	$ 0.43		

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Twelve Months Ended December 31, 2012		Twelve Months Ended December 31, 2011	
Common shareholders' equity	$	293,376	$	210,111
Less: Intangible assets		(3,785)		(4,145)
Tangible common equity	$	289,591	$	205,966
Book value per common share	$	12.78	$	10.53
Less: Intangible book value per common share		(0.16)		(0.21)
Tangible book value per common share	$	12.62	$	10.32
Total assets	$	3,409,441	$	2,831,255
Less: Intangible assets		(3,785)		(4,145)
Tangible assets	$	3,405,656	$	2,827,110
Tangible common equity ratio		8.50%		7.29%

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Three Months Ended December 31,					
	2012			2011		
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Total earning assets	$ 3,203,462	$ 38,164	4.74%	$ 3,071,903	$ 33,091	4.27%
Less: settlement deposit	-	-	-	(396,710)	(254)	(0.25%)
Adjusted earning assets	$ 3,203,462	$ 38,164	4.74%	$ 2,675,193	$ 32,837	4.87%
Total interest bearing liabilities	$ 2,032,596	$ 3,427	0.67%	$ 1,858,912	$ 4,820	1.03%
Adjusted interest spread			4.07%			3.84%
Adjusted interest margin			4.31%			4.16%
Change in average earning assets					Increase/(Decrease)	Percentage
Total earning assets	$ 3,203,462			$ 3,071,903	$ 131,559	4.28%
Less: settlement deposit	-			(396,710)	-	
Adjusted earning assets	$ 3,203,462			$ 2,675,193	$ 528,269	19.75%

	Twelve Months Ended December 31,					
	2012			2011		
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Total earning assets	$ 2,953,417	$ 141,943	4.81%	$ 2,482,625	$ 119,124	4.80%
Less: settlement deposit	-	-	-	(117,990)	(326)	(0.28%)
Adjusted earning assets	$ 2,953,417	$ 141,943	4.81%	$ 2,364,635	$ 118,798	5.02%
Total interest bearing liabilities	$ 1,903,453	$ 14,414	0.76%	$ 1,679,855	$ 20,077	1.20%
Adjusted interest spread			4.05%			3.83%
Adjusted interest margin			4.32%			4.17%

	Twelve Months Ended December 31,		Three Months Ended December 31,	
	2012	2011	2012	2011
Net income	$ 35,289	$ 24,558	$ 10,198	$ 7,174
Less: settlement deposit	-	(170)	-	(140)
Adjusted net income	$ 35,289	$ 24,388	$ 10,198	$ 7,034
Average total assets	$ 2,997,994	$ 2,523,592	$ 3,247,498	$ 3,111,952
Less: settlement deposit	-	(117,990)	-	(396,710)
Adjusted average total assets	$ 2,997,994	$ 2,405,602	$ 3,247,498	$ 2,715,242
Adjusted return on average assets	1.18%	1.01%	1.25%	1.03%

GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.

(2) The reported GAAP figures below have been adjusted for the $620 million settlement deposit received in connection with a class action settlement September 13, 2011 and which was disbursed by year end 2011. In the interim, the deposit was invested in excess reserves at the Federal Reserve. As the magnitude of the deposit distorts the operational results of the Company, the GAAP reconciliation below and in the accompanying text certain performance ratios excluding the effect of this deposit. The settlement deposit resulted in approximately $254,000 and $326,000 of interest income and $140,000 and $170,000 of income, net of tax, during the three and twelve months periods ended December 31, 2011. The Company considers this information important to enable shareholders and other interested parties to assess the core operational performance of the Company.

(3) Computed by dividing noninterest expense by the sum of net interest income and noninterest income.